Exhibit 4.05
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

                                          INCORPORATED UNDER THE LAWS OF THE

  NUMBER                                          STATE OF NEVADA                                                        SHARES
 [number]                                                                                                               [shares]

                                                    FX ENERGY, INC.

                       2,250,000 AUTHORIZED SHARES OF 2003 SERIES CONVERTIBLE PREFERRED STOCK
                                                   PAR VALUE $0.001

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
"Securities Act"), or under the securities laws of any state. These securities are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

THIS CERTIFIES THAT     [name]        is the owner of     [shares]    Shares of fully paid and nonassessable 2003 Series Convertible
Preferred Stock, par value $0.001 per share, of

                                                FX ENERGY, INC.

Transfer of these shares will be registered on the books of the Corporation maintained for that purpose upon presentation of this certificate appropriately endorsed.

The 2003 Series Convertible Preferred Stock represented by this certificate has been designated with certain rights, privileges, preferences, and limitations, a full statement of which has been filed in the office of the Secretary of State of the State of
Nevada. The holder may obtain from the Corporation, on request and without charge, a copy of a statement setting forth in full the designation of rights, privileges, preferences, and limitations of the 2003 Series Convertible Preferred Stock.

IN WITNESS WHEREOF, the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate seal to be hereto affixed at Salt Lake City, Utah, this _____ day of ______________________, 2003, A.D.

FX ENERGY, INC.


By: _____________________________________________                                           By: ___________________________________
     David N. Pierce, President                                                              Scott J. Duncan, Secretary

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                                                         FORM OF ASSIGNMENT
                       (Form of assignment to be executed if holder desires to transfer Share Certificate)

         FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto _________________________ the within
Share Certificate for _______________ shares of 2003 Series Convertible Preferred Stock, par value $0.001 per share, of
FX Energy, Inc., to which the within Share Certificate relates and appoints  __________________________________________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated:______________________    _______________________________________________________________    _________________________________
                                Signature (Signature(s) Must Conform in all Respects to Name(s)            (Signature Guaranteed)
                                of Holder(s) as Specified on the Face of the Share Certificate)



                                                          FORM OF CONVERSION

(Form of conversion to be executed by the holder at the time of conversion. The right to convert may be limited in certain circumstances described in the Designation.)

         The undersigned, the Holder of the within Share Certificate, hereby exercises the right to convert _______________ shares of 2003 Series Convertible Preferred Stock, par value $0.001 per share, of FX Energy, Inc., into shares of common stock, par value
U.S. $0.001 per share, of FX Energy, Inc.

        Please issue the certificate for shares of common stock in the name of:

     ________________________________________________________              _________________________________________________________
                        Print or Type Name                                        Social Security or Other Identifying Number

     ________________________________________________________              _________________________________________________________
                          Street Address                                        City                 State                  Zip Code

and, if said number of shares shall not be all the shares represented by the within Share Certificate, please issue a new Share
Certificate for the balance of the shares to:


     ________________________________________________________              _________________________________________________________
                        Print or Type Name                                        Social Security or Other Identifying Number

     ________________________________________________________              _________________________________________________________
                          Street Address                                        City                 State                  Zip Code


Dated:______________________    _______________________________________________________________    _________________________________
                                Signature (Signature(s) Must Conform in all Respects to Name(s)            (Signature Guaranteed)
                                of Holder(s) as Specified on the Face of the Share Certificate)

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